Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Sallie Mae Bank (the “Bank”)
SMB Education Funding, LLC
BofA Securities, Inc.
(together, the “Specified Parties”)

Re: SMB Private Education Loan Trust 2026-C – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “SMB_2026-C_External_Unmasked_0303.xlsx” provided by the Bank on March 16, 2026 (the “Data File”) containing information on 119,178 student loans (the “Student Loans”) as of March 3, 2026 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by SMB Private Education Loan Trust 2026-C. The Bank is responsible for the specified attributes identified by the Bank in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The terms “ATLAS System,” “ENCORE System,” and “FDR System” mean the Bank’s servicing systems.

•	The term “Sources” means the following information provided by the Bank:

–	Branch Categorization Screen within the ATLAS System;

–
Promissory Note, Final Disclosure correspondence, Counter Offer Modification Notification, Agreement to Increase the Total Loan Amount, SSN card correspondence, Loan Summary and Credit Bureau Report within the ENCORE System; and,

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are a part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

–
#BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CP2 Screen, #CPH Screen, #CPO Screen, #CSS Screen, #CU3 CIM Screen, #ED2 Screen, #EDH Screen, #HDI Screen, #NM CC Screen, #NM CR Screen, #NPO Screen and #NM SA2 Screen within the FDR System.

The Sources were represented by the Bank to be copies of the original Sources or electronic records contained within the respective system.  We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.

•	The term “Instructions” means the instructions provided by the Bank pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Bank to perform are as follows:

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Bank, using a random sampling tool. The selection criteria resulted in a sample of 361 Student Loans (the “Selected Student Loans”).  A listing of the Selected Student Loans is attached hereto as Exhibit A.

B.
For each Selected Student Loan, we compared or recomputed the specified attributes in the Data File listed below in the Attributes column to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable, listed in the Sources/ Instructions column. The Bank indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attributes	Sources / Instructions
Social Security Number	Promissory Note, Final Disclosure correspondence, Counter Offer Modification Notification, Agreement to Increase the Total Loan Amount, SSN card correspondence, Credit Bureau Report, and Instructions.
Signature(s) on the Promissory Note	Promissory Note and Instructions. We performed no procedures to assess compliance with regard to any signatory requirements or confirm the authenticity of the signature(s).
Disbursement Year	“1ST ACTIVE DATE” field on #BS5 Screen
Original Principal Balance	(i) 1“TLDSBAMT” field in the “OTHER” option on #HDI Screen, (ii) sum of “LOAN DISBURSEMENT” amounts on #CSS Screen, (iii) “FINANCIAL INSTITUTION” field on #NM CC Screen, and (iv) Instructions

2

Attributes	Sources / Instructions
Current Principal Balance
(i)    “TOTAL ACCOUNT BALANCE” field or sum of “ACCOUNT BALANCE” field in the “CYCLE DATE” field on #CSS Screen, and total of all “ACCRUED INTEREST” amounts on #CSS Screen,

(ii)   “EFF-DT” field on #CPH Screen,

(iii)  total of all “LOAN DISBURSEMENT” amounts, all “FORBEARANCE PAYMENT” amounts, and all “PAYMENT REVERSAL” amounts on #CDS Screen,

(iv)  accrued interest recomputed using “INT_RT” field on #EDH Screen, “CAP” field on #EDH Screen, “DATE” field on #EDH Screen, “CAP INT” field on #ED2 Screen, “CASH ADB 1 & 2” field and “MRCH ADB 1&2” field on #ED2 Screen, Loan Summary from the payment amount stated in the “AMOUNT-PAID” field on the #CPH Screen,

(v)   "CUR BAL" field on #BS Screen, and

(vi)   Instructions

Loan Type	“#14” field on #NM CC Screen
Loan Status	“MISC FIELD 2” field on #BS3 Screen and “CURR LOAN STAT” field on #EDH Screen, or notation of status change on #CIS Screen, and Instructions
Current Status End Date
(i)    “CURR LOAN STAT,” “CURR:GRAD/SEP DT,” “RPMT BEGIN DT,” “MATURITY DT” fields on #EDH Screen,

(ii)   “CYCLE DATE,” “DRAW PERIOD END DATE” fields on #CSS Screen,

(iii)  “METHOD OVERRIDE END DATE” in “RULS MIN PAY (CP PO RM)” field on #NPO Screen,

(iv)   notation of status change on #CIS Screen or #EDH Screen, and

(v)    Instructions

Remaining Term
(i)     “CURR LOAN STAT” field on #EDH Screen,

(ii)    “MISC FIELD 2” field on #BS3 Screen,

(iii)   “#9” field on #NM CC Screen,

(iv)   “CYCLE DATE” field on #CSS Screen,

(v)    “MATURITY DT” field on #EDH Screen,

(vi)   “METHOD OVERRIDE END DATE” in “RULS MIN PAY (CP PO RM)” field on #NPO Screen,

3

Attributes	Sources / Instructions
(vii) “DUE DATE” field on #CSS Screen, and (viii) Instructions
Repayment Schedule Type	(i) “MISC FIELD 2” field on #BS3 Screen, (ii) “CYCLE DATE” field on #CSS Screen, (iii) “RPMT BEGIN DT” and “CURR LOAN STAT” fields on #EDH Screen, and (iv) Instructions
Interest Rate
(i)      “INT RT” field, “INT 1%” field, “INT 2%” field on #EDH Screen,

(ii)     “DAYS1” field on #ED2 Screen,

(iii)    “CYCLE DATE” field on #CSS Screen,

(iv)    “PER DAY INTEREST” field on #CPO Screen,

(v)     “ACCOUNT BALANCE” field on #CSS Screen,

(vi)    “VAR CASH SET1” field on #CP2 Screen,

(vii)   “ANNUAL INTEREST RATE CASH ADVANCE” field on #NM SA2 Screen,

(viii)  “DDD_RATE” field on #HDI Screen, and

(ix)    Instructions

School Code	“MISC FIELD 5” field on #BS3 Screen or the last number group in the “ID #” field on #CU3 CIM Screen
School Types 1 and 2 (School Type and Title IV)	“PROGRAM CATEGORY,” “FOR PROFIT/NON-PROFIT,” “PEPS TITLE IV” and “SOURCE OF CATEGORIZATION” fields on Branch Categorization Screen, and Instructions
State of Residence	#BS1 Screen or documentation of change that affects the state of residence on #CIS Screen
Recent FICO	“CREDIT BUREAU SCORE” and “DATE CB SCORE GENERATED” fields on #NM CR Screen
Original FICO	“EDS SCR01” or “EDS SCR02” fields within the “FICO INFO” tab on #HDI Screen

We found such information to be in agreement without exception.

4

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Sources. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 119,178 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Bank to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Bank and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Bank, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
March 31, 2026

5

Exhibit A
The Selected Student Loans

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number

1	2026C001	51	2026C051	101	2026C101	151	2026C151
2	2026C002	52	2026C052	102	2026C102	152	2026C152
3	2026C003	53	2026C053	103	2026C103	153	2026C153
4	2026C004	54	2026C054	104	2026C104	154	2026C154
5	2026C005	55	2026C055	105	2026C105	155	2026C155
6	2026C006	56	2026C056	106	2026C106	156	2026C156
7	2026C007	57	2026C057	107	2026C107	157	2026C157
8	2026C008	58	2026C058	108	2026C108	158	2026C158
9	2026C009	59	2026C059	109	2026C109	159	2026C159
10	2026C010	60	2026C060	110	2026C110	160	2026C160
11	2026C011	61	2026C061	111	2026C111	161	2026C161
12	2026C012	62	2026C062	112	2026C112	162	2026C162
13	2026C013	63	2026C063	113	2026C113	163	2026C163
14	2026C014	64	2026C064	114	2026C114	164	2026C164
15	2026C015	65	2026C065	115	2026C115	165	2026C165
16	2026C016	66	2026C066	116	2026C116	166	2026C166
17	2026C017	67	2026C067	117	2026C117	167	2026C167
18	2026C018	68	2026C068	118	2026C118	168	2026C168
19	2026C019	69	2026C069	119	2026C119	169	2026C169
20	2026C020	70	2026C070	120	2026C120	170	2026C170
21	2026C021	71	2026C071	121	2026C121	171	2026C171
22	2026C022	72	2026C072	122	2026C122	172	2026C172
23	2026C023	73	2026C073	123	2026C123	173	2026C173
24	2026C024	74	2026C074	124	2026C124	174	2026C174
25	2026C025	75	2026C075	125	2026C125	175	2026C175
26	2026C026	76	2026C076	126	2026C126	176	2026C176
27	2026C027	77	2026C077	127	2026C127	177	2026C177
28	2026C028	78	2026C078	128	2026C128	178	2026C178
29	2026C029	79	2026C079	129	2026C129	179	2026C179
30	2026C030	80	2026C080	130	2026C130	180	2026C180
31	2026C031	81	2026C081	131	2026C131	181	2026C181
32	2026C032	82	2026C082	132	2026C132	182	2026C182
33	2026C033	83	2026C083	133	2026C133	183	2026C183
34	2026C034	84	2026C084	134	2026C134	184	2026C184
35	2026C035	85	2026C085	135	2026C135	185	2026C185
36	2026C036	86	2026C086	136	2026C136	186	2026C186
37	2026C037	87	2026C087	137	2026C137	187	2026C187
38	2026C038	88	2026C088	138	2026C138	188	2026C188
39	2026C039	89	2026C089	139	2026C139	189	2026C189
40	2026C040	90	2026C090	140	2026C140	190	2026C190
41	2026C041	91	2026C091	141	2026C141	191	2026C191
42	2026C042	92	2026C092	142	2026C142	192	2026C192
43	2026C043	93	2026C093	143	2026C143	193	2026C193
44	2026C044	94	2026C094	144	2026C144	194	2026C194
45	2026C045	95	2026C095	145	2026C145	195	2026C195
46	2026C046	96	2026C096	146	2026C146	196	2026C196
47	2026C047	97	2026C097	147	2026C147	197	2026C197
48	2026C048	98	2026C098	148	2026C148	198	2026C198
49	2026C049	99	2026C099	149	2026C149	199	2026C199
50	2026C050	100	2026C100	150	2026C150	200	2026C200

Exhibit A
The Selected Student Loans (Cont.)

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number

201	2026C201	242	2026C242	283	2026C283	324	2026C324
202	2026C202	243	2026C243	284	2026C284	325	2026C325
203	2026C203	244	2026C244	285	2026C285	326	2026C326
204	2026C204	245	2026C245	286	2026C286	327	2026C327
205	2026C205	246	2026C246	287	2026C287	328	2026C328
206	2026C206	247	2026C247	288	2026C288	329	2026C329
207	2026C207	248	2026C248	289	2026C289	330	2026C330
208	2026C208	249	2026C249	290	2026C290	331	2026C331
209	2026C209	250	2026C250	291	2026C291	332	2026C332
210	2026C210	251	2026C251	292	2026C292	333	2026C333
211	2026C211	252	2026C252	293	2026C293	334	2026C334
212	2026C212	253	2026C253	294	2026C294	335	2026C335
213	2026C213	254	2026C254	295	2026C295	336	2026C336
214	2026C214	255	2026C255	296	2026C296	337	2026C337
215	2026C215	256	2026C256	297	2026C297	338	2026C338
216	2026C216	257	2026C257	298	2026C298	339	2026C339
217	2026C217	258	2026C258	299	2026C299	340	2026C340
218	2026C218	259	2026C259	300	2026C300	341	2026C341
219	2026C219	260	2026C260	301	2026C301	342	2026C342
220	2026C220	261	2026C261	302	2026C302	343	2026C343
221	2026C221	262	2026C262	303	2026C303	344	2026C344
222	2026C222	263	2026C263	304	2026C304	345	2026C345
223	2026C223	264	2026C264	305	2026C305	346	2026C346
224	2026C224	265	2026C265	306	2026C306	347	2026C347
225	2026C225	266	2026C266	307	2026C307	348	2026C348
226	2026C226	267	2026C267	308	2026C308	349	2026C349
227	2026C227	268	2026C268	309	2026C309	350	2026C350
228	2026C228	269	2026C269	310	2026C310	351	2026C351
229	2026C229	270	2026C270	311	2026C311	352	2026C352
230	2026C230	271	2026C271	312	2026C312	353	2026C353
231	2026C231	272	2026C272	313	2026C313	354	2026C354
232	2026C232	273	2026C273	314	2026C314	355	2026C355
233	2026C233	274	2026C274	315	2026C315	356	2026C356
234	2026C234	275	2026C275	316	2026C316	357	2026C357
235	2026C235	276	2026C276	317	2026C317	358	2026C358
236	2026C236	277	2026C277	318	2026C318	359	2026C359
237	2026C237	278	2026C278	319	2026C319	360	2026C360
238	2026C238	279	2026C278	320	2026C320	361	2026C361
239	2026C239	280	2026C280	321	2026C321
240	2026C240	281	2026C281	322	2026C322
241	2026C241	282	2026C282	323	2026C323

Note: The Bank has assigned a unique Student Loan number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Number.

Exhibit B
Instructions

Attribute	Instructions
Social Security Number and Signature(s) on the Promissory Note
a) Compare the Social Security Number in the “Borrower SSN” field in the Data File to the Social Security Number on the Promissory Note,

b) Compare the Original Principal Balance in the “Total Disbursement Amount” field in the Data File to the Loan Amount on the Promissory Note, and

c) Observe Signature(s) on the Promissory Note.

In the event, the Loan Amount listed on the Promissory Note either was not listed or was lower than the Original Principal Balance indicated in the Data File, locate the Final Disclosure correspondence, the Counter Offer Modification Notification, or the Agreement to Increase the Total Loan Amount within the ENCORE System, for which the Application ID matched the Application ID on the Promissory Note signed by either the borrowers or coborrowers.

In the event, the Social Security Number contained on the Promissory Note did not agree to the “Borrower SSN” field in the Data File, locate the SSN card correspondence or the Credit Bureau Report, for which the SSN matched the SSN in the Data File.

In the event the Promissory Note for a Selected Student Loan was not available, the Bank instructed us to not perform procedures to compare the Social Security Number and Signature(s) on the Promissory Note. The Promissory Note was available for all Selected Student Loans.

Original Principal Balance
Compare the Original Principal Balance in the “Total Disbursement Amount” field in the Data File to the amount displayed in the “TLDSBAMT” field in the “OTHER” option on the #HDI Screen. In the event the Original Principal Balance in the Data File did not agree, compare as follows:

a) For Selected Student Loans originated after July 2013, compare to the sum of all “LOAN DISBURSMENT” amounts displayed on the #CSS Screen, or

b) For Selected Student Loans originated in or prior to July 2013, compare to the amount displayed in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.

Current Principal Balance
Compare the Current Principal Balance in the “Outstanding Principal Amount” field in the Data File to the “ACCOUNT BALANCE” field on the #CSS Screen, or the "CUR BAL" field on the #BS Screen. In the event the information did not agree, recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

Attribute	Instructions

a)    Read the date in the “EFF-DT” field on the #CPH Screen to identify if there was (i) a payment made after the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and one day following the Cutoff Date or (ii) any “PAYMENT REVERSAL” amounts on the #CDS Screen;

1)     If a payment was made based on procedure (a), recompute accrued interest as the product of

(i)      the “INT_RT” field on the #EDH Screen,

(ii)     “ACCOUNT BALANCE” field on the #CSS Screen, and

(iii)    a fraction, the numerator of which is the difference in the number of days between the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the effective date of the transaction indicated in the “EFF-DT” field on the #CPH Screen minus one, and a denominator of 365 or 366 (i.e., the total number of days in the given calendar year of the payment made per a (i));

2)    In case of a (i), add the recomputed accrued interest from procedure (1), as applicable, to the “TOTAL ACCOUNT BALANCE” field as of the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen (which represents the “ACCOUNT BALANCE” plus the interest accrued between the “ACCOUNT BALANCE” date and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen), and subtract the payment amount stated in the “AMOUNT-PAID” field on the #CPH Screen, as applicable, from the result.
In case of a (ii), subtract the recomputed accrued interest from procedure (1), as applicable, from the “PAYMENT REVERSAL” amounts on the #CDS Screen to arrive at the principal portion of the amount, and subtract the result from the “ACCOUNT BALANCE” field on the #CSS Screen.

b)     In the event the Recomputed Current Principal Balance calculated in step (a) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of

1)    the “ACCOUNT BALANCE” field on the #CSS Screen and

2)    the total of all “LOAN DISBURSEMENT” amounts on the #CDS Screen;

c)     In the event the Recomputed Current Principal Balance calculated in step (b) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the difference of

1)    the “TOTAL ACCOUNT BALANCE” field on the #CSS Screen and

2)    the total of all “FORBEARANCE PAYMENT” amounts on the #CDS Screen;

d)     In the event the Recomputed Current Principal Balance calculated in step (c) did not agree, if the “CAP” field on the #EDH Screen indicated “C” and the “DATE”

Attribute	Instructions

   field on the #EDH Screen indicated a date equal to the most recent cycle date, compare the “Outstanding Principal Amount” field in the Data File to the sum of

1)    the “ACCOUNT BALANCE” field on the #CSS Screen and

2)    the “CAP INT” field on the #ED2 Screen;

e)     In the event the Recomputed Current Principal Balance calculated in step (d) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of

1)    the total of all “PAYMENT REVERSAL” amounts on the #CDS Screen and

2)    the “TOTAL ACCOUNT BALANCE” field on the #CSS Screen minus the “ACCRUED INTEREST” amount on the #CSS Screen minus the “CAP INT” field on the #ED2 Screen, where the “CAP” field on the #EDH Screen indicated “R” and the “DATE” field on the #EDH Screen indicated a date within four (4) months of the Cutoff Date;

f)     In the event the Recomputed Current Principal Balance calculated in step (e) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of the ending balances in the “CASH ADB 1&2” field and the “MRCH ADB 1&2” field on the #ED2 Screen; or,

g)    In the event the Recomputed Current Principal Balance calculated in step (f) did not agree, recompute the “Current Principal Balance” as follows:

1)    Recompute accrued interest as the product of (i) the “INT_RT” field on the #EDH Screen, (ii) “ACCOUNT BALANCE” field on the #CSS Screen, and (iii) a fraction, the numerator of which is the difference in the number of days between the most recent payment date and prior payment date indicated on the #CSS Screen, and a denominator of 365 or 366 (i.e., the total number of days in the calendar year of the most recent payment date per g (1)(iii));

2)    Subtract the Unpaid Interest & Fees stated in the Loan Summary from the payment amount stated in the “AMOUNT-PAID” field on the #CPH Screen;

3)    Subtract the recomputed accrued interest from procedure (1) from the remaining payment amount, if any; and,

4)     Subtract any remaining payment amount from the account balance stated in the “ACCOUNT BALANCE” field on the #CSS Screen.

Loan Status
Compare Loan Status in the “Payment Loan Status” field in the Data File as follows:

a)    If the repayment type contained in the “MISC FIELD 2” field on the #BS3 Screen indicated “SOIOP” or “PPIOP” (indicating Interest Only) or “F0025” or “FX025” (indicating Fixed Payment) or blank, and the “CURR LOAN STAT” field on the

Attribute	Instructions

 #EDH Screen did not indicate “DMIP,” “GRPM” or “F***,” the Loan Status was “In-Repayment”;

b)    If the “CURR LOAN STAT” field on the #EDH Screen System indicated “SSP*” or “SSG*,” the Loan Status was “In-Repayment”; or,

c)    Compare to the status contained in the “CURR LOAN STAT” field on the #EDH Screen.

In the event the Loan Status did not agree, identify a notation of status change on the #CIS Screen. If the status changed after the Cutoff Date, and the notation of the previous draw period on #CIS Screen was (1) before the Cutoff Date, the Loan Status was “GRCE” as of the Cutoff Date; or (2) after the Cutoff Date, the Loan Status was “SCHL” as of the Cutoff Date.

Current Status End Date
Recompute the Current Status End Date (the “Recomputed Current Status End Date”) as follows:

a)    If the “CURR LOAN STAT” field on the #EDH Screen was “SCHL,” recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “CURR: GRAD/SEP DT” field on the #EDH Screen;

b)    If the “CURR LOAN STAT” field on the #EDH Screen was “GRCE,” recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “RPMT BEGIN DT” field on the #EDH Screen, or the date 6 months after the “DRAW PERIOD END DATE” field on the #CSS Screen;

c)    If the “CURR LOAN STAT” field on the #EDH Screen was “GRPM,” “DINT,” “DSCH,” “F***”, “SSPA,” or “SSGR,”

1)  If the Start Date of the Method Override on the #EDH Screen was before the Cutoff Date, recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen on or after the “METHOD OVERRIDE END DATE” indicated in the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen;

2)  If the Start Date of the Method Override on the #EDH Screen was after the Cutoff Date, recompute the Current Status End Date as the first cycle date after the Cutoff Date;

d)    If the “CURR LOAN STAT” field on the #EDH Screen was “RPMT,” “D***” (except “DINT” and “DSCH”), or “SSP*” (except “SSPA”), recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “MATURITY DT” field on the #EDH Screen; or,

Attribute	Instructions

e)    In the event the recomputed Current Status End Date calculated in procedures (a), (b), (c), or (d) did not agree to the “Current Borrower Status End Date” field in the Data File, calculate the Recomputed Current Status End Date as follows:

1)  Identify a notation of status change that affected the loan status after the Cutoff Date (i.e., retro Forbearance) on the #CIS Screen and recompute the Current Status End Date as the first cycle date after the loan status “End Date” indicated on the #CIS Screen.

2)  If a notation of status change that affects the loan status after the Cutoff date was not available, the “STAT” field on the #EDH Screen indicated “SSGR” and the “TYPE” field on the #EDH Screen indicated “FB,” recompute the Current Status End Date as the first cycle date after the Cutoff Date.

Remaining Term
Compare Remaining Term to the “Total Repayment Term” field in the Data File or recompute Remaining Term (“Recomputed Remaining Term”) as follows:

a)    If the “CURR LOAN STAT” field on the #EDH Screen indicated “In-School” or “In-Grace” and the “MISC FIELD 2” field on the #BS3 Screen indicated “Deferred Loan,” compare to the value in the “#9” field on the #NM CC Screen;

b)    If the “CURR LOAN STAT” field on the #EDH Screen started with a “D” or “F,” recompute as the difference in months[1] between the next cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen following the maturity date indicated in the “MATURITY DT” field on the #EDH Screen;

c)    Otherwise,

1)    recompute as the difference in months[1] between the current cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen following the maturity date indicated in the “MATURITY DT” field on the #EDH Screen;

2)   If the Cutoff Date is after the current due date indicated in the “DUE DATE” field on the #CSS Screen, minus 1 from the result from step (c1) above.

In the event  the “CURR LOAN STAT” field on the #EDH Screen started with a “D” and the “MISC FIELD 2” field on the #BS3 Screen was “SOIOP,” “PPIOP,” “F0025,” or “FX025,” adding to the result from step (a), (b), or (c) above to the difference in months[1] between the current cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the “METHOD OVERRIDE END DATE” indicated in the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen.

1 Calculated by dividing the difference in days by the average number of days in a month (i.e., 30.4375) rounded to the nearest whole number.

Attribute	Instructions
Repayment Schedule Type
Compare the Repayment Schedule Type in the “Repayment Schedule Code” field in the Data File as follows:

a)    If the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” field on the #EDH Screen was after the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “GRPM,” “DMIP,” or “F***” (but not “FORP”), or the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “N;”

b)    If the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, the Repayment Schedule Type was “V;”

c)    If the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was after the Cutoff Date, the Repayment Schedule Type was “W;”

d)    If the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was after the Cutoff Date, the Repayment Schedule Type was “Z;”

e)    If the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “D;”

f)     If the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “E;”

g)    If the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “SSGR,” the Repayment Schedule Type was “T;” or,
h)    If the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “SS**” (but not “SSGR”), the Repayment Schedule Type was the last character of the “CURR LOAN STAT” field on the #EDH Screen.

Attribute	Instructions
Interest Rate
Compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT RT” field on the #EDH Screen.

In the event the Interest Rate did not agree, recompute Interest Rate (“Recomputed Interest Rate”) as follows:

a)    Add the number of days found in the “DAYS 1” field on the #ED2 Screen to the first day of the loan’s cycle date as of the Cutoff Date indicated in the “CYCLE DATE” field on the #CSS Screen;

b)    If the Cutoff Date was within the range between the loan’s cycle date and the date resulting from step (a), compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT 1%” field on the #ED2 Screen;

c)    If the Cutoff Date was after the date resulting from step (a), compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT 2%” field on the #ED2 Screen;

d)    In the event the Interest Rate calculated in step (b) or (c) did not agree, recompute the Interest Rate as follows:

1) divide the interest amount in the “PER DAY INTEREST” field on the #CPO Screen by the amount in the “ACCOUNT BALANCE” field on the #CSS Screen and multiply by 10;

2) add 0.0000099 and truncate to five decimals;

3) multiply by 365 or 366 (i.e., the total number of days in the calendar year of the Cutoff Date), and,

4) round the value to the nearest 0.125 percent;

e)    In the event the Interest Rate calculated in step (d) did not agree, recompute the Interest Rate by adding (i) the amount in the “VAR CASH SET1” field on the #CP2 Screen to (ii) the amount in the “ANNUAL INTEREST RATE CASH ADVANCE” field on the #NM SA2 Screen; or,

f)     In the event the Interest Rate calculated in step (e) did not agree, recompute the Interest Rate by subtracting the borrower benefits in the “DDD_RATE” field in the DDDBENEFIT section on the #HDI screen from the “INT RT” field on the #EDH Screen.

School Type 1 (School Type) and School Type 2 (Title IV)
Input the School Code in the “Current School ID” field in the Data File into the ATLAS System in order to access the corresponding school information contained on the Branch Categorization Screen. In addition, consider School Types 1 and 2 as follows:

a)    If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “4” or “H” and the “SOURCE OF CATEGORIZATION” field on the Branch

Attribute	Instructions

 Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “4 year;”

b)    If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “2” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “2 year;”

c)    If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “T” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “Trade School;”

d)    If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “For Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “Yes,” the School Type 2 was “Title IV – For Profit;”

e)    If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “For Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “No” or “Blank,” the School Type 2 was “Non-Title IV – For Profit;”

f)     If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “Non-Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “Yes,” the School Type 2 was “Title IV – Not For Profit;” or,

g)    If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “Non-Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “No” or “Blank,” the School Type 2 was “Non-Title IV – Not For Profit;”

Compare the School Types 1 and 2 (School Type and Title IV) in the “School Type” field and “School Title IV Eligibility Code” field in the Data File, respectively, to the corresponding information derived based on the instructions above.